Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$0.18	$0.64	$0.29	$0.34	$(0.60)	$(0.11)	$(2.43)	$(0.54)
Notable items impact on earnings per share(a)	(0.22)	(0.11)	(0.48)	0.09	(0.72)	(0.19)	(2.14)	(0.48)
Adjusted diluted net earnings per share(a)	$0.40	$0.75	$0.77	$0.25	$0.12	$0.08	$(0.29)	$(0.06)
Diluted weighted average # of shares outstanding	387.2	387.5	387.6	387.4	385.8	385.0	378.8	378.8

Total Net Sales	$2,205	$2,928	$2,521	$1,900	$2,177	$2,753	$2,076	$1,798
Cost of goods sold	1,910	2,432	2,055	1,590	1,950	2,473	1,996	1,757
Gross Margin	$295	$496	$466	$310	$227	$280	$80	$41
SG&A	79	79	90	94	78	78	105	68
Other operating (income) expense(p) (r)	20	24	118	14	391	62	1,170	39
Operating earnings	$196	$393	$258	$202	$(242)	$140	$(1,195)	$(66)
Interest expense, net	(45)	(41)	(31)	(47)	(46)	(43)	(47)	(41)
Consolidated foreign currency gain/(loss)	(79)	(2)	(79)	23	21	(54)	31	(214)
Earnings from consolidated companies before income taxes	70	342	145	176	(271)	52	(1,214)	(317)
Provision for (benefit from) income taxes	4	91	33	46	(52)	69	(289)	(133)
Earnings (loss) from consolidated companies	$66	$251	$112	$130	$(219)	$(17)	$(925)	$(184)
Equity in net earnings (loss) of nonconsolidated companies	2	(2)	(1)	—	(11)	(23)	(25)	(20)
Less: Net earnings (loss) attributable to noncontrolling interests	—	2	(1)	(1)	3	4	(29)	(1)
Net earnings (loss) attributable to Mosaic	$68	$247	$112	$131	$(233)	$(44)	$(921)	$(203)
After tax Notable items included in earnings	$(86)	$(41)	$(185)	$33	$(277)	$(72)	$(810)	$(182)

Gross Margin Rate	13%	17%	18%	16%	10%	10%	4%	2%

Effective Tax Rate (including discrete tax)	5%	26%	23%	26%	19%	133%	24%	42%
Discrete Tax benefit (expense)	$13	$(29)	$(33)	$—	$(10)	$(16)	$(41)	$(28)

Depreciation, Depletion and Amortization	$217	$215	$235	$218	$221	$211	$233	$217
Accretion Expense	$12	$13	$11	$15	$13	$16	$17	$17
Share-Based Compensation Expense	$7	$3	$2	$15	$7	$2	$5	$(10)
Notable Items	$128	$13	$176	$(42)	$347	$69	$1,113	$285
Adjusted EBITDA(b)	$480	$622	$603	$430	$349	$366	$202	$214

Net cash provided by (used in) operating activities	$807	$524	$150	$(176)	$507	$486	$278	$190
Cash paid for interest (net of amount capitalized)	78	9	76	11	92	14	86	14
Cash paid for income taxes (net of refunds)	14	(13)	(48)	94	10	11	(70)	67
Net cash used in investing activities	$(197)	$(244)	$(284)	$(329)	$(359)	$(327)	$(347)	$(270)
Capital expenditures	(201)	(241)	(289)	(314)	(295)	(322)	(340)	(264)
Net cash (used in) provided by financing activities	$(170)	$(297)	$(45)	$22	$(143)	$105	$(66)	$698
Cash dividends paid	(10)	(10)	(10)	(10)	(19)	(19)	(19)	(19)
Effect of exchange rate changes on cash	$(65)	$(11)	$(1)	$14	$11	$(24)	$9	$(69)
Net change in cash and cash equivalents	$375	$(28)	$(180)	$(469)	$16	$240	$(126)	$549

Short-term debt	$20	$26	$12	$168	$94	$88	$42	$1,008
Long-term debt (including current portion)	4,998	4,584	4,518	4,574	4,585	4,576	4,572	4,572
Cash & cash equivalents	1,035	1,030	848	385	402	641	519	1,069
Net debt	$3,983	$3,580	$3,682	$4,357	$4,277	$4,023	$4,095	$4,511

Segment Contributions (in millions)
Phosphates	$1,053	$1,041	$926	$806	$917	$820	$698	$619
Potash	569	609	592	504	599	616	395	442
Mosaic Fertilizantes	713	1,400	969	698	833	1,388	864	731
Corporate and Other(c)	(130)	(122)	34	(108)	(172)	(71)	119	6
Total net sales	$2,205	$2,928	$2,521	$1,900	$2,177	$2,753	$2,076	$1,798

Phosphates	$142	$170	$83	$44	$(393)	$(70)	$(712)	$(107)
Potash	121	149	149	176	174	148	(452)	94
Mosaic Fertilizantes	17	123	85	27	2	98	5	29
Corporate and Other(c)	(84)	(49)	(59)	(45)	(25)	(36)	(36)	(82)
Consolidated operating earnings	$196	$393	$258	$202	$(242)	$140	$(1,195)	$(66)

Phosphates(d)	2,302	2,235	1,876	1,790	2,184	2,194	2,011	1,919
Potash(d)	2,364	2,428	2,301	1,861	2,163	2,321	1,499	1,899
Mosaic Fertilizantes	1,846	3,595	2,108	1,528	2,101	3,424	2,192	2,077
Corporate and Other	348	311	438	249	333	348	538	223
Total finished product tonnes sold ('000 tonnes)	6,860	8,569	6,723	5,428	6,781	8,287	6,240	6,118
Percent specialty(e)	25%	26%	23%	21%	27%	24%	26%	20%

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$1,053	$1,041	$926	$806	$917	$820	$698	$619
Cost of Goods Sold	899	861	775	751	929	839	804	702
Gross Margin	$154	$180	$151	$55	$(12)	$(19)	$(106)	$(83)
Notable Items Included in Gross Margin	(6)	—	—	(9)	(5)	(7)	(16)	5
Adjusted Gross Margin(b)	$160	$180	$151	$64	$(7)	$(12)	$(90)	$(78)

SG&A	11	11	13	7	7	9	11	9
Other operating (income) expense(r)	1	(1)	55	4	374	42	595	15

Operating Earnings	$142	$170	$83	$44	$(393)	$(70)	$(712)	$(107)
Plus: Depreciation, Depletion and Amortization	102	101	101	103	105	109	113	114
Plus: Accretion Expense	10	10	8	12	10	12	12	13
Plus: Foreign Exchange Gain (Loss)	1	(1)	7	2	(2)	4	(2)	14
Plus: Other Income (Expense)	(3)	(7)	—	1	—	12	—	5
Plus: Equity in net earnings (loss) of nonconsolidated companies	1	(2)	(1)	—	(12)	(23)	(25)	(20)
Less: Earnings (loss) from Consolidated Noncontrolling Interests	1	2	(1)	1	5	5	(29)	—
Plus: Notables Items	(1)	8	41	7	371	6	593	(11)
Adjusted EBITDA(b)	$251	$277	$240	$168	$74	$45	$8	$8

Capital expenditures	$92	$103	$119	$120	$122	$124	$179	$138
Gross Margin $ / tonne of finished product	$67	$80	$81	$31	$(7)	$(10)	$(52)	$(43)
Adjusted Gross Margin $ / tonne of finished product	$70	$80	$81	$36	$(5)	$(6)	$(45)	$(41)
Gross margin as a percent of sales	15%	17%	16%	7%	(1)%	(2)%	(15)%	(13)%

Freight included in finished goods (in millions)	$100	$92	$86	$74	$91	$86	$94	$76
Idle/Turnaround costs (excluding notable items)	$24	$35	$47	$37	$43	$18	$39	$35

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	1,332	1,261	1,059	1,141	1,275	1,311	1,276	1,332
Specialty(f)	970	974	817	649	909	883	735	587
Total Finished Product(d)	2,302	2,235	1,876	1,790	2,184	2,194	2,011	1,919

DAP selling price (fob plant)(t)	$399	$413	$416	$373	$345	$310	$266	$274
Average finished product selling price (destination)(g)	$450	$454	$479	$442	$398	$355	$329	$317

Production Volumes ('000 tonnes)
Total tonnes produced(h)	2,081	2,115	2,117	1,992	2,050	2,111	1,924	1,861
Operating Rate(i)	86%	87%	87%	82%	85%	87%	79%	(75)%

Raw Materials
Ammonia used in production	$307	$315	$328	$299	$300	$308	$272	$276
% manufactured ammonia used in production	19%	18%	15%	16%	20%	15%	4%	17%
Sulfur used in production	$983	$967	$939	$925	$951	$985	$886	$816
% prilled sulfur used in production	25%	17%	12%	13%	17%	16%	14%	13%

Realized costs ($/tonne)
Ammonia (tonne)(j)	$325	$329	$343	$352	$337	$306	$305	$309
Sulfur (long ton)(k)	$139	$137	$149	$153	$138	$119	$104	$78
Blended rock	$59	$57	$59	$61	$63	$65	$61	$62

Phosphate cash conversion costs, production / tonne	$64	$63	$61	$63	$67	$65	$64	$67
U.S. mined rock costs, cash produced / tonne	$36	$40	$43	$43	$40	$41	$39	$36

MWSPC equity earnings (loss)	$1	$(4)	$(1)	$(1)	$(12)	$(23)	$(26)	$(21)
MWSPC EDBITA - Mosaic interest	$23	$13	$5	$19	$23	$13	$5	$10
MWSPC total sales tonnes (DAP/MAP/NPK)	—	—	—	—	481	505	623	546

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$569	$609	$592	$504	$599	$616	$395	$442
Cost of Goods Sold	437	448	390	318	418	458	303	333
Gross Margin	$132	$161	$202	$186	$181	$158	$92	$109
Notable Items Included in Gross Margin	(4)	—	—	—	—	(12)	(22)	(22)
Adjusted Gross Margin(b)	$136	$161	$202	$186	$181	$170	$114	$131

SG&A	9	8	10	6	5	6	6	5
Other operating (income) expense(p)	2	4	43	4	2	4	538	10

Operating Earnings	$121	$149	$149	$176	$174	$148	$(452)	$94
Plus: Depreciation, Depletion and Amortization	73	73	80	78	79	63	76	70
Plus: Accretion Expense	1	1	1	1	1	3	2	2
Plus: Foreign Exchange Gain (Loss)	(23)	22	(86)	37	26	(20)	27	(150)
Plus: Other Income (Expense)	—	—	1	1	—	1	—	1
Plus: Notable Items	27	(22)	125	(37)	(26)	20	506	158
Adjusted EBITDA(b)	$199	$223	$270	$256	$254	$215	$159	$175

Capital expenditures	$80	$98	$148	$140	$130	$153	$117	$98
Gross Margin $ / tonne of finished product	$56	$66	$88	$100	$84	$68	$61	$57
Adjusted Gross Margin $ / tonne of finished product	$58	$66	$88	$100	$84	$73	$76	$69
Gross margin as a percent of sales	23%	26%	34%	37%	30%	26%	23%	25%

Supplemental Cost Information
Canadian resource taxes	$34	$41	$59	$47	$56	$58	$13	$32
Royalties	$9	$10	$12	$11	$11	$9	$7	$10
Brine inflow expenses(s)	$39	$37	$39	$36	$36	$32	$33	$33
Freight(l)	$87	$84	$71	$53	$68	$79	$62	$74
Idle/Turnaround costs (excluding notable items)	$15	$37	$13	$11	$25	$49	$40	$3

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	2,125	2,187	2,143	1,729	1,919	2,099	1,313	1,709
Specialty(m)	239	241	158	132	244	222	186	190
Total Finished Product(d)	2,364	2,428	2,301	1,861	2,163	2,321	1,499	1,899

Crop Nutrients North America	1,004	978	859	543	761	906	625	832
Crop Nutrients International	1,181	1,280	1,300	1,171	1,277	1,283	745	947
Non-Agricultural	179	170	142	147	125	132	129	120
Total Finished Product(d)	2,364	2,428	2,301	1,861	2,163	2,321	1,499	1,899

MOP selling price (fob mine)(u)	$206	$217	$231	$243	$246	$235	$224	$200
Average finished product selling price (destination)(g)	$241	$251	$257	$271	$277	$266	$264	$233

Production Volumes ('000 tonnes)
Production Volume	2,151	2,220	2,593	2,254	2,180	1,771	1,663	2,068
Operating Rate	82%	85%	99%	86%	83%	67%	63%	85%

MOP cash costs of production including brine / production tonne(n)	$85	$79	$72	$84	$83	$97	$87	$70

MOP cash costs of brine management / production tonne	$16	$14	$13	$13	$14	$15	$14	$11

Average CAD / USD	$1.291	$1.307	$1.322	$1.329	$1.338	$1.320	$1.320	$1.390

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$713	$1,400	$969	$698	$833	$1,388	$864	$731
Cost of Goods Sold	660	1,248	851	646	798	1,256	794	665
Gross Margin	$53	$152	$118	$52	$35	$132	$70	$66
Notable Items Included in Gross Margin	—	—	—	—	—	—	—	—
Adjusted Gross Margin(b)	$53	$152	$118	$52	$35	$132	$70	$66

SG&A	26	23	24	22	22	23	34	24
Other operating (income) expense	10	6	9	3	11	11	31	13

Operating Earnings	$17	$123	$85	$27	$2	$98	$5	$29
Plus: Depreciation, Depletion and Amortization	37	36	49	32	32	34	38	28
Plus: Accretion Expense	1	2	2	2	2	1	3	3
Plus: Foreign Exchange Gain (Loss)	(57)	(21)	(2)	(9)	(3)	(39)	7	(81)
Plus: Other Income (Expense)	(1)	(1)	1	(2)	(2)	(2)	(2)	(1)
Less: Earnings from Consolidated Noncontrolling Interests	—	1	2	—	—	1	1	—
Plus: Notable Items	63	25	5	12	7	35	28	90
Adjusted EBITDA(b)	$60	$163	$138	$62	$38	$126	$78	$68

Capital expenditures	$29	$40	$61	$53	$41	$43	$46	$25
Gross Margin $ / tonne of finished product	$29	$42	$56	$34	$17	$39	$32	$32
Adjusted Gross Margin $ / tonne of finished product	$29	$42	$56	$34	$17	$39	$32	$32
Gross margin as a percent of sales	7%	11%	12%	8%	4%	10%	8%	9%
Idle/Turnaround costs (excluding notable items)	$23	$25	$6	$15	$36	$28	$16	4

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil	636	1,214	570	412	763	846	584	699
Potash produced in Brazil	66	82	75	72	81	88	87	75
Purchased nutrients for distribution(q)	1,144	2,299	1,463	1,044	1,257	2,490	1,521	1,303
Total Finished Product	1,846	3,595	2,108	1,528	2,101	3,424	2,192	2,077

Brazil MAP price (Brazil production delivered price to third party)	$465	$493	$529	$483	$446	$406	$365	$330
Average finished product selling price (destination)(g)	$386	$389	$460	$457	$396	$405	$394	$352

Production Volumes ('000 tonnes)
MAP	254	191	263	249	73	198	275	289
TSP	169	160	178	157	132	45	102	107
SSP	240	344	380	296	280	263	341	279
DCP	129	129	105	107	86	113	105	128
NPK	—	—	—	—	8	41	29	45
Total phosphate tonnes produced	792	824	926	809	579	660	852	848
MOP	30	96	93	80	108	105	134	106

Phosphate operating rate	67%	75%	82%	72%	56%	62%	79%	77%
Potash operating rate	18%	56%	55%	48%	64%	62%	79%	77%

Realized Costs ($/tonne)
Ammonia/tonne	$368	$333	$404	$410	$378	$375	$332	$352
Sulfur (long ton)	$200	$184	$199	$213	$196	$178	$150	$117

Blended rock		$102		$93		$97		$102		$106		$103		$94		$75

Purchases ('000 tonnes)
DAP/MAP from Mosaic	216		97		156		162		301		201		176		154
MicroEssentials® from Mosaic	392		394		90		202		356		294		83		117
Potash from Mosaic/Canpotex	770		841		361		452		558		868		192		293

Phosphate cash conversion costs in BRL, production / tonne	R$	264	R$	268	R$	268	R$	285	R$	379	R$	351	R$	289	R$	309
Potash cash conversion costs in BRL, production / tonne	R$	946	R$	513	R$	651	R$	516	R$	613	R$	665	R$	552	R$	589
Mined rock costs in BRL, cash produced / tonne	R$	335	R$	346	R$	369	R$	344	R$	336	R$	299	R$	342	R$	312

Average BRL / USD		$3.604		$3.955		$3.804		$3.771		$3.920		$3.969		$4.115		$4.451

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(130)	$(122)	$34	$(108)	$(172)	$(71)	$119	$6
Cost of Goods Sold	(86)	(125)	39	(125)	(195)	(80)	95	57
Gross Margin (Loss)	$(44)	$3	$(5)	$17	$23	$9	$24	$51
Notable items Included in Gross Margin	(34)	11	2	25	7	(7)	15	51
Adjusted Gross Margin (Loss)(b)	$(10)	$(8)	$(7)	$(8)	$16	$16	$9	$—

SG&A	33	37	43	59	44	40	54	30
Other operating (income) expense	7	15	11	3	4	5	6	1

Operating Earnings (Loss)	$(84)	$(49)	$(59)	$(45)	$(25)	$(36)	$(36)	$(82)
Plus: Depreciation, Depletion and Amortization	5	5	5	5	5	5	6	5
Plus: Share-Based Compensation Expense	7	3	2	15	7	2	5	(10)
Plus: Foreign Exchange Gain (Loss)	—	(2)	2	(7)	—	1	(1)	3
Plus: Other Income (Expense)	2	(1)	(2)	(2)	(2)	(2)	(1)	—
Plus: Equity in net earnings (loss) of nonconsolidated companies	—	—	—	—	1	—	—	—
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	(1)	(1)	(2)	(2)	(2)	(2)	(2)	(1)
Plus: Notable Items	39	2	5	(24)	(5)	8	(14)	48
Adjusted EBITDA(b)	$(30)	$(41)	$(45)	$(56)	$(17)	$(20)	$(43)	$(37)

Elimination of profit in inventory income (loss) included in COGS	$(21)	$(7)	$(7)	$(12)	$13	$28	$9	$2
Unrealized gain (loss) on derivatives included in COGS	$(34)	$11	$2	$25	$7	$(6)	$15	$(51)

Operating Data

Sales volumes ('000 tonnes)	348	311	438	249	333	348	538	223
Average finished product selling price (destination)(g)	$396	$377	$431	$372	$399	$385	$398	$343

Purchases ('000 tonnes)
DAP/MAP from Mosaic	22	47	47	98	52	89	50	—
MicroEssentials® from Mosaic	8	—	44	38	15	—	22	—
Potash from Mosaic/Canpotex	108	125	278	257	253	180	153	367

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q1 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(214)	$70	$(0.38)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(51)	17	(0.09)
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(9)	3	(0.02)
Accelerated depreciation	Potash	Cost of goods sold	(22)	7	(0.03)
Close facility costs	Phosphates	Other operating income (expense)	(8)	2	(0.02)
Close facility costs	Potash	Other operating income (expense)	(8)	3	(0.02)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	5	(2)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	28	0.08
Government mandated mine shutdown	Phosphates	Cost of goods sold	(5)	2	(0.01)
Total Notable Items			$(312)	$130	$(0.48)

Q4 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$31	$(18)	$0.03
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	15	(9)	0.01
Louisiana gypstack costs	Phosphates	Cost of goods sold	(2)	1	—
Plant City closure costs	Phosphates	Other operating income (expense)	13	—	0.03
ARO adjustment	Phosphates	Other operating income (expense)	1	(1)	—
Miski Mayo flood insurance proceeds	Phosphates	Other operating income (expense)	—	—	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(41)	(0.11)
Accelerated depreciation	Potash	Cost of goods sold	(22)	17	(0.01)
ARO adjustment	Potash	Other operating income (expense)	(3)	2	—
Asset write-off	Mosaic Fertilizantes	Other operating income (expense)	(4)	3	—
Goodwill impairment	Phosphates	Other operating income (expense)	(589)	80	(1.34)
Inventory lower of cost or market	Phosphates	Cost of goods sold	(14)	9	(0.01)
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(31)	19	(0.03)
Colonsay write-off	Potash	Restructuring and other (expense)	(530)	263	(0.71)
Total Notable Items			$(1,135)	$325	$(2.14)
Note: The tax effect of Plant City closure costs includes an income tax component of 23.7%, the goodwill impairment includes an income tax component of 13.5% and the Colonsay write-off includes an income tax component of 49.7%, which are calculated at the rate specific to those earnings.

Q3 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(54)	$16	$(0.10)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(7)	2	(0.01)
Louisiana gypstack costs	Phosphates	Cost of goods sold	(7)	2	(0.01)
Integration costs	Corporate and Other	Other operating income (expense)	(2)	1	—
Plant City closure costs	Phosphates	Other operating income (expense)	15	(4)	0.03
ARO adjustment	Phosphates	Other operating income (expense)	(31)	9	(0.06)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(16)	(0.05)
ARO adjustment	Mosaic Fertilizantes	Other operating income (expense)	4	(1)	0.01
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	13	(4)	0.02
Accelerated depreciation	Potash	Cost of goods sold	(12)	4	(0.02)
Total Notable Items			$(81)	$9	$(0.19)
Note: The tax effect of Plant City closure costs includes an income tax component of 22.9%, which is calculated at the rate specific to those earnings.

Q2 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$21	$(5)	$0.04
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	7	(2)	0.01
Louisiana gypstack costs	Phosphates	Cost of goods sold	(5)	1	(0.01)
Integration costs	Corporate and Other	Other operating income (expense)	(3)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(4)	1	(0.01)
Earn-out obligation	Corporate and Other	Other operating income (expense)	1	—	—
Plant City closure costs	Phosphates	Other operating income (expense)	(369)	85	(0.73)
ARO adjustment	Phosphates	Other operating income (expense)	(3)	1	(0.01)
Miski Mayo flood insurance proceeds	Phosphates	Other operating income (expense)	8	(2)	0.02
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(10)	(0.02)
Total Notable Items			$(347)	$70	$(0.72)
Note: The tax effect of Plant City closure costs includes an income tax component of 22.9%, which is calculated at the rate specific to those earnings.

Q1 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$23	$(6)	$0.05
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	25	(7)	0.05
Louisiana gypstack costs	Phosphates	Cost of goods sold	(9)	2	(0.02)
Integration costs	Corporate and Other	Other operating income (expense)	(5)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	(0.01)
Earn-out obligation	Corporate and Other	Other operating income (expense)	11	—	0.03
Total Notable Items			$42	$(9)	$0.09

Q4 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(79)	$11	$(0.17)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	2	—	—
Integration costs	Corporate and Other	Other operating income (expense)	(6)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(3)	—	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(33)	(0.09)
Earn-out obligation	Corporate and Other	Other operating income (expense)	(3)	—	(0.01)
ARO adjustment	Phosphates	Other operating income (expense)	(30)	4	(0.06)
Asset write-off	Phosphates	Other operating income (expense)	(18)	3	(0.04)
Asset write-off	Potash	Other operating income (expense)	(39)	5	(0.09)
Total Notable Items			$(176)	$(9)	$(0.48)

Q3 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(2)	$—	$—
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	11	(2)	0.02
Integration costs	Corporate and Other	Other operating income (expense)	(3)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(4)	1	(0.01)
Realized loss on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(7)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(29)	(0.08)
Earn-out obligation	Corporate and Other	Other operating income (expense)	(8)	—	(0.02)
Total Notable Items			$(13)	$(28)	$(0.11)

Q2 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(79)	$18	$(0.16)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(34)	8	(0.07)
Integration costs	Corporate and Other	Other operating income (expense)	(5)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(6)	1	(0.01)
Refinement of inventory costing	Potash	Cost of goods sold	(4)	1	(0.01)
Refinement of inventory costing	Phosphates	Cost of goods sold	(6)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	13	0.04
Sales tax refund	Phosphates	Other operating income (expense)	6	(1)	0.01
Total Notable Items			$(128)	$42	$(0.22)

Footnotes

(a)
Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See “Non-GAAP Reconciliations”.

(b)	See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.

(c)	Includes elimination of intersegment sales.

(d)	Finished product sales volumes include intersegment sales.

(e)	Includes MicroEssentials, K-Mag, Aspire and animal feed finished specialty products as a percentage of Phosphate and Potash segment sales tonnes.

(f)	Includes MicroEssentials and animal feed finished specialty products.

(g)	Average price of all finished products sold by Potash, Phosphates, Mosaic Fertilizantes and India/China.

(h)	Includes crop nutrient dry concentrates and animal feed ingredients.

(i)	Starting in Q1 2018, Plant City was excluded from operational capacity.

(j)	Amounts are representative of our average ammonia costs in cost of goods sold.

(k)	Amounts are representative of our average sulfur costs in cost of goods sold.

(l)	Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.

(m)	Includes K-Mag, Aspire and animal feed finished specialty products.

(n)
MOP production cash costs including brine and excluding Canadian resource tax are reflective of actual costs during the period. These costs are captured in inventory and are not necessarily reflective of costs included in costs of goods sold for the period.

(o)	Includes phosphate and potash crop nutrients and animal feed ingredients.

(p)	Includes $530 million related to the Colonsay write-off in Q4 of 2019.

(q)	Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.

(r)	Inlcudes a loss of $369 million related to costs for the permanent closure of Plant City in Q2 2019 and $589 million related to the goodwill impairment in Q4 of 2019.

(s)	Starting in Q3 2019, includes approximately $6 million per quarter of accelerated depreciation included as a notable item.

(t)	Includes intercompany sales.

(u)	Excludes industrial and feed sales.

(v)	Tax impact is based on our expected annual effective tax rate.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit) from income taxes. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Consolidated Net Income (Loss)	$68	$247	$112	$131	$(233)	$(44)	$(921)	$(203)
Less: Consolidated Interest Expense, Net	(45)	(41)	(31)	(47)	(46)	(43)	(47)	(41)
Plus: Consolidated Depreciation, Depletion & Amortization	217	215	235	218	221	211	233	217
Plus: Accretion Expense	12	13	11	15	13	16	16	17
Plus: Share-Based Compensation Expense (Benefit)	7	3	2	15	7	2	5	(10)
Plus: Consolidated Provision for (Benefit from) Income Taxes	4	91	33	46	(52)	69	(289)	(133)
Plus: Notable Items	128	13	176	(42)	347	69	1,113	285
Consolidated Adjusted EBITDA	$480	$622	$603	$430	$349	$366	$202	$214

Segment Adjusted EBITDA
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus asset retirement obligation accretion plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.